ORCHID ISLAND CAPITAL ANNOUNCES

SEPTEMBER 2020 MONTHLY DIVIDEND AND

AUGUST 31, 2020 RMBS PORTFOLIO CHARACTERISTICS

•        September 2020 Monthly Dividend of $0.065 Per Share of Common Stock

•        RMBS Portfolio Characteristics as of August 31, 2020

•        Next Dividend Announcement Expected October 14, 2020

Vero Beach, Fla., September 16, 2020 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of September 2020. The dividend of $0.065 per share will be paid October 28, 2020, to holders of record of the Company’s common stock on September 30, 2020, with an ex-dividend date of September 29, 2020.  The Company plans on announcing its next common stock dividend after the Board’s meeting on October 14, 2020.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 16, 2020, the Company had 68,906,465 shares of common stock outstanding. As of August 31, 2020, the Company had 68,214,819 shares of common stock outstanding. As of June 30, 2020, the Company had 66,220,664 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2020 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•        RMBS Valuation Characteristics

•        RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the

Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Aug 2020	Jun - Aug	Modeled	Modeled
					Net			Weighted	CPR	2020 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Sep)	in Sep)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
Post Reset ARM	$932	$964	0.02%	$103.43	4.30%	4.09%	193	168	0.00%	0.00%	$4	$(3)
Fixed Rate CMO	145,144	155,431	4.02%	107.09	4.00%	4.40%	38	317	20.53%	19.18%	324	(302)
15yr 4.0	1,228	1,319	0.03%	107.39	4.00%	4.49%	28	138	3.58%	2.59%	17	(17)
15yr Total	1,228	1,319	0.03%	107.39	4.00%	4.49%	28	138	3.58%	2.59%	17	(17)
20yr 2.5	149,402	157,549	4.08%	105.45	2.50%	3.34%	2	238	3.45%	n/a	(211)	30
20yr Total	149,402	157,549	4.08%	105.45	2.50%	3.34%	2	238	3.45%	n/a	(211)	30
30yr 2.5	250,000	264,317	6.84%	105.73	2.50%	3.36%	1	359	0.00%	n/a	2,350	(3,756)
30yr 3.0	181,932	194,067	5.02%	106.67	3.00%	3.84%	9	349	14.21%	10.17%	927	(1,304)
30yr 3.5	1,408,624	1,551,560	40.13%	110.15	3.50%	3.99%	10	346	11.48%	10.03%	15,968	(21,146)
30yr 4.0	469,162	524,607	13.57%	111.82	4.00%	4.52%	18	337	13.89%	13.82%	6,940	(8,134)
30yr 4.5	296,626	335,290	8.67%	113.03	4.50%	5.01%	17	341	20.30%	19.60%	3,054	(3,399)
30yr 5.0	152,723	173,899	4.50%	113.87	5.00%	5.56%	26	329	19.98%	20.88%	1,916	(2,012)
30yr Total	2,759,067	3,043,740	78.73%	110.32	3.65%	4.21%	12	345	12.39%	12.97%	31,155	(39,751)
Total Pass Through RMBS	3,055,773	3,359,003	86.88%	109.92	3.61%	4.18%	13	338	12.33%	13.35%	31,289	(40,043)
Structured RMBS
Interest-Only Securities	314,354	31,349	0.81%	9.97	4.00%	4.59%	75	272	39.64%	39.27%	(1,212)	2,400
Total Structured RMBS	314,354	31,349	0.81%	9.97	4.00%	4.59%	75	272	39.64%	39.27%	(1,212)	2,400
Long TBA Positions
FNCI 2.0 TBA	175,000	181,918	4.71%	103.95	2.00%						1,856	(2,301)
FNCL 2.5 TBA	279,000	293,865	7.60%	105.33	2.50%						2,912	(4,196)
Total Long TBA	454,000	475,783	12.31%	104.80	2.31%						4,768	(6,497)
Total Mortgage Assets	$3,824,127	$3,866,135	100.00%		3.49%	4.22%	18	332	14.88%	16.48%	$34,845	$(44,140)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(50,000)	Dec-2021									(375)	375
Swaps	(820,000)	Apr-2025									(10,824)	19,590
5-Year Treasury Futures	(69,000)	Dec-2020(2)									(2,263)	2,188
Swaptions	(667,300)	May-2021									(3,278)	4,680
Hedge Total	$(1,606,300)										$(16,740)	$26,833
Rate Shock Grand Total											$18,105	$(17,307)

(1)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)    Five year treasury futures contracts were valued at prices of $126.03 at August 31, 2020.  The market value of the short position was $87.0 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of August 31, 2020			As of August 31, 2020
Fannie Mae	$1,984,995	58.5%	Non-Whole Pool Assets	$698,379	20.6%
Freddie Mac	1,405,357	41.5%	Whole Pool Assets	2,691,973	79.4%
Total Mortgage Assets	$3,390,352	100.0%	Total Mortgage Assets	$3,390,352	100.0%

(1)    Amounts in the tables above exclude long TBA positions with a market value of approximately $475.8 million.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of August 31, 2020	Borrowings	Debt	Rate	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$373,441	11.6%	0.25%	109	2/11/2021
Wells Fargo Bank, N.A.	313,490	9.7%	0.23%	11	9/18/2020
Mitsubishi UFJ Securities (USA), Inc	292,156	9.0%	0.24%	20	9/28/2020
Merrill Lynch, Pierce, Fenner & Smith	284,184	8.8%	0.25%	14	9/30/2020
J.P. Morgan Securities LLC	266,174	8.2%	0.28%	13	10/1/2020
Cantor Fitzgerald & Co	231,199	7.1%	0.25%	11	9/15/2020
RBC Capital Markets, LLC	214,643	6.6%	0.23%	40	11/24/2020
ASL Capital Markets Inc.	205,964	6.4%	0.23%	46	10/28/2020
Citigroup Global Markets Inc	205,375	6.3%	0.25%	15	9/21/2020
ABN AMRO Bank N.V.	199,067	6.2%	0.24%	27	10/23/2020
ING Financial Markets LLC	140,669	4.3%	0.26%	38	10/19/2020
Daiwa Securities America Inc.	127,730	3.9%	0.24%	35	11/10/2020
ED&F Man Capital Markets Inc	112,371	3.5%	0.21%	58	11/30/2020
South Street Securities, LLC	77,304	2.4%	0.28%	185	5/13/2021
Bank of Montreal	73,195	2.3%	0.25%	14	9/14/2020
Lucid Cash Fund USG LLC	57,076	1.8%	0.27%	10	9/10/2020
J.V.B. Financial Group, LLC	26,270	0.8%	0.30%	45	10/15/2020
Barclays Capital Inc	25,142	0.8%	0.29%	71	11/10/2020
Austin Atlantic Asset Management Co.	10,072	0.3%	0.30%	2	9/2/2020
Total Borrowings	$3,235,522	100.0%	0.25%	38	5/13/2021

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400